Exhibit 99.8

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Billings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
4.501- 5.000	1	359,123.44	0.12	4.940	677	80.00
5.001- 5.500	38	9,227,407.03	3.19	5.371	667	78.83
5.501- 6.000	181	42,152,016.51	14.57	5.840	657	79.02
6.001- 6.500	279	57,318,590.87	19.82	6.299	647	79.39
6.501- 7.000	399	78,730,428.13	27.22	6.789	646	79.47
7.001- 7.500	242	44,642,362.92	15.43	7.287	645	79.89
7.501- 8.000	186	32,551,999.31	11.25	7.738	629	79.52
8.001- 8.500	83	14,847,339.04	5.13	8.241	618	79.99
8.501- 9.000	52	7,776,326.31	2.69	8.793	617	79.76
9.001- 9.500	9	1,147,979.37	0.40	9.232	614	80.00
9.501- 10.000	2	495,705.31	0.17	9.654	602	80.00

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Min: 4.940
Max: 9.655
Weighted Average: 6.833

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
50,000.01- 100,000.00	243	20,241,901.32	7.00	7.192	630	78.86
100,000.01- 150,000.00	372	46,279,306.73	16.00	7.026	637	79.54
150,000.01- 200,000.00	282	48,902,457.02	16.91	6.780	642	79.24
200,000.01- 250,000.00	204	45,804,592.19	15.84	6.789	644	79.71
250,000.01- 300,000.00	154	42,280,096.16	14.62	6.778	643	79.30
300,000.01- 350,000.00	86	27,677,976.29	9.57	6.883	651	79.76
350,000.01- 400,000.00	53	19,837,817.19	6.86	6.790	645	79.68
400,000.01- 450,000.00	24	10,312,924.85	3.57	6.608	667	79.59
450,000.01- 500,000.00	33	15,669,604.16	5.42	6.601	647	79.68
500,000.01- 550,000.00	11	5,722,251.98	1.98	6.661	655	79.08
550,000.01- 600,000.00	4	2,234,325.73	0.77	6.528	689	80.00
600,000.01- 650,000.00	1	634,668.76	0.22	5.750	636	80.00
650,000.01- 700,000.00	1	658,367.51	0.23	7.000	741	80.00
700,000.01- 750,000.00	1	716,800.00	0.25	6.810	658	80.00
750,000.01- 800,000.00	3	2,276,188.35	0.79	6.103	660	80.00

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Min: $52,461.81
Max: $759,969.67
Average: $196,500.87

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	714	120,841,601.28	41.78	6.994	636	79.52
ARM 2/28 - 60 mo. IO	307	80,084,810.58	27.69	6.738	659	79.77
ARM 2/28 - Balloon 40/30	167	35,984,647.65	12.44	6.736	636	78.66
ARM 5/25	119	19,760,992.46	6.83	6.804	644	79.51
ARM 5/25 - 60 mo. IO	43	10,430,228.66	3.61	6.484	654	79.75
Fixed 30 yr	61	9,819,348.41	3.39	6.584	650	79.01
ARM 5/25 - Balloon 40/30	34	7,091,574.52	2.45	6.606	634	79.91
ARM 3/27 - 60 mo. IO	10	2,408,649.89	0.83	6.463	643	78.89
ARM 3/27	11	1,553,712.98	0.54	6.843	647	80.00
ARM 3/27 - Balloon 40/30	5	1,149,602.65	0.40	7.451	606	78.42
Fixed 20 yr	1	124,109.16	0.04	7.375	612	80.00

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable	1,204	235,079,995.85	81.27	6.862	646	79.61
Adjustable Balloon	206	44,225,824.82	15.29	6.733	635	78.85
Fixed	62	9,943,457.57	3.44	6.594	649	79.02

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.01 - 15.00	5	623,560.52	0.22	6.576	640	77.40
15.01 - 20.00	18	2,715,888.79	0.94	6.476	658	79.04
20.01 - 25.00	35	4,237,823.79	1.47	6.681	636	78.67
25.01 - 30.00	77	11,180,883.12	3.87	6.720	638	78.95
30.01 - 35.00	131	23,274,619.15	8.05	6.780	650	79.52
35.01 - 40.00	240	44,240,016.36	15.29	6.773	645	79.32
40.01 - 45.00	378	74,747,182.30	25.84	6.872	648	79.57
45.01 - 50.00	581	127,017,929.04	43.91	6.867	641	79.56
50.01 - 55.00	7	1,211,375.17	0.42	6.486	647	80.00

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Min: 11.00
Max: 55.00
Weighted Average: 42.70

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	332	65,048,461.49	22.49	7.019	648	79.57
2	959	184,007,452.99	63.62	6.795	642	79.45
3	180	40,119,261.65	13.87	6.704	647	79.45
4	1	74,102.11	0.03	7.610	627	80.00

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Min: 1
Max: 4
Weighted Average: 2

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	1,472	289,249,278.24	100.00	6.833	644	79.48

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
60.01 - 65.00	3	346,102.41	0.12	6.744	689	64.00
65.01 - 70.00	40	5,438,978.57	1.88	6.436	631	69.82
70.01 - 75.00	71	13,996,591.49	4.84	6.440	628	74.60
75.01 - 80.00	1,356	268,979,678.41	92.99	6.861	645	79.94
80.01 - 85.00	1	288,251.38	0.10	6.750	622	82.50
85.01 - 90.00	1	199,675.98	0.07	7.075	653	86.96

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Min: 63.00
Max: 86.96
Weighted Average: 79.48

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
520 - 539	1	145,492.59	0.05	7.530	528	80.00
540 - 559	1	59,129.67	0.02	7.990	550	75.00
560 - 579	3	821,380.03	0.28	6.819	575	80.00
580 - 599	186	31,580,161.92	10.92	6.822	590	79.06
600 - 619	334	59,774,218.31	20.67	7.384	610	79.41
620 - 639	321	60,501,526.27	20.92	6.857	630	79.46
640 - 659	245	50,789,606.08	17.56	6.639	649	79.47
660 - 679	142	32,636,647.56	11.28	6.611	670	79.79
680 - 699	109	24,246,220.80	8.38	6.414	689	79.59
700 - 719	48	10,042,426.54	3.47	6.593	709	79.56
720 - 739	45	10,310,989.22	3.56	6.561	729	79.92
740 - 759	17	3,600,096.26	1.24	6.859	746	79.00
760 - 779	13	3,414,591.15	1.18	6.519	768	80.00
780 - 799	6	1,198,980.55	0.41	6.095	786	79.25
800 - 819	1	127,811.29	0.04	7.550	802	80.00

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Min: 528
Max: 802
NZ Weighted Average: 644

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,010	197,458,935.78	68.27	6.917	648	79.91
Cashout Refinance	402	82,964,836.89	28.68	6.636	637	78.55
Rate/Term Refinance	60	8,825,505.57	3.05	6.815	631	78.46

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	1,301	254,304,320.42	87.92	6.787	642	79.42
Condo	121	22,364,646.43	7.73	7.190	658	79.86
Duplex	49	12,244,871.93	4.23	7.065	653	79.87
3-4 Family	1	335,439.46	0.12	8.950	667	80.00

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	724	150,719,367.34	52.11	7.222	653	79.70
Full	486	95,538,203.64	33.03	6.378	634	79.55
Full Doc Plus	262	42,991,707.26	14.86	6.477	633	78.53

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	1,472	289,249,278.24	100.00	6.833	644	79.48

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	32	5,542,879.71	1.92	6.580	643	78.93
California	185	61,942,073.30	21.41	6.662	651	79.59
Colorado	13	2,402,186.22	0.83	6.578	649	79.90
Connecticut	25	4,098,851.89	1.42	6.881	638	79.57
Delaware	7	1,016,026.33	0.35	6.876	616	77.31
Florida	367	74,214,833.41	25.66	6.843	651	79.69
Georgia	73	10,289,099.78	3.56	7.126	633	79.59
Idaho	1	99,442.13	0.03	7.440	620	80.00
Illinois	3	432,930.83	0.15	6.282	645	80.00
Indiana	6	686,792.90	0.24	7.288	621	79.64
Iowa	2	191,746.31	0.07	7.266	622	80.00
Kansas	8	1,025,879.50	0.35	7.077	621	75.32
Kentucky	5	704,117.32	0.24	6.990	613	80.00
Louisiana	3	267,912.11	0.09	7.407	616	79.42
Maryland	43	10,184,279.95	3.52	6.899	637	79.04
Massachusetts	24	5,902,085.46	2.04	6.905	645	79.98
Michigan	28	4,124,118.70	1.43	6.870	639	80.15
Minnesota	15	2,599,670.05	0.90	6.687	625	78.65
Mississippi	1	197,450.51	0.07	7.250	613	80.00
Missouri	26	2,690,345.70	0.93	6.789	637	75.26
Nevada	24	4,952,786.07	1.71	6.305	641	79.05
New Hampshire	2	390,000.00	0.13	7.052	650	77.36
New Jersey	55	14,641,167.07	5.06	6.903	650	78.94
New Mexico	1	174,070.63	0.06	7.700	600	79.96
New York	51	13,918,285.28	4.81	6.939	650	79.34
North Carolina	36	4,817,195.91	1.67	6.813	623	79.74
Ohio	42	4,918,322.53	1.70	7.088	622	79.64
Oklahoma	37	3,938,640.44	1.36	6.891	637	80.00
Oregon	23	3,927,553.94	1.36	6.754	636	79.96
Pennsylvania	14	1,625,778.46	0.56	7.190	633	80.00
Rhode Island	19	4,099,596.60	1.42	7.020	649	80.00
South Carolina	19	2,210,290.31	0.76	7.588	622	80.00
South Dakota	1	151,613.56	0.05	6.860	646	80.00
Tennessee	22	2,268,140.31	0.78	6.771	616	78.39
Texas	167	20,066,458.07	6.94	7.080	631	79.94
Utah	14	1,952,156.01	0.67	6.806	649	79.24
Virginia	35	8,292,783.54	2.87	6.780	641	78.31
Washington	35	7,448,221.65	2.58	6.544	642	79.84
West Virginia	1	66,952.23	0.02	7.700	585	79.95
Wisconsin	7	776,543.52	0.27	7.598	640	77.27

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	363	74,139,956.47	25.63	7.008	642	79.34
12	32	8,135,794.60	2.81	6.829	663	79.99
24	920	180,226,640.84	62.31	6.796	643	79.53
36	157	26,746,886.33	9.25	6.594	649	79.35

Total:	1,472	289,249,278.24	100.00	6.833	644	79.48

Loans with Penalty: 74.37

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	1,351	267,245,199.59	95.68	6.849	645	79.52
5.501 - 6.000	58	11,774,822.77	4.22	6.670	623	79.08
6.001 - 6.500	1	285,798.31	0.10	6.675	604	70.00

Total:	1,410	279,305,820.67	100.00	6.841	644	79.49

Min: 5.250
Max: 6.100
Weighted Average (>0): 5.519

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.500	7	1,563,558.35	0.56	5.346	678	80.00
10.501 - 11.000	32	7,003,350.06	2.51	5.832	666	79.53
11.001 - 11.500	81	17,219,120.62	6.16	5.869	655	79.10
11.501 - 12.000	182	40,413,991.78	14.47	6.065	650	79.03
12.001 - 12.500	249	51,746,533.54	18.53	6.389	646	79.44
12.501 - 13.000	349	70,558,008.97	25.26	6.832	646	79.50
13.001 - 13.500	222	40,233,625.64	14.40	7.314	646	79.87
13.501 - 14.000	164	29,203,741.05	10.46	7.774	628	79.55
14.001 - 14.500	70	13,259,891.91	4.75	8.240	619	80.00
14.501 - 15.000	43	6,460,314.07	2.31	8.798	617	79.73
15.001 - 15.500	9	1,147,979.37	0.41	9.232	614	80.00
15.501 - 16.000	2	495,705.31	0.18	9.654	602	80.00

Total:	1,410	279,305,820.67	100.00	6.841	644	79.49

Min: 10.150
Max: 15.655
Weighted Average (>0): 12.707

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	39	9,534,792.26	3.41	5.392	667	78.87
5.501 - 6.000	164	38,136,200.75	13.65	5.836	656	78.99
6.001 - 6.500	275	56,541,796.27	20.24	6.301	647	79.41
6.501 - 7.000	380	76,310,384.95	27.32	6.790	646	79.51
7.001 - 7.500	235	43,479,650.02	15.57	7.284	646	79.88
7.501 - 8.000	177	31,733,635.42	11.36	7.738	629	79.56
8.001 - 8.500	80	14,466,491.51	5.18	8.239	618	79.99
8.501 - 9.000	49	7,459,184.81	2.67	8.792	616	79.75
9.001 - 9.500	9	1,147,979.37	0.41	9.232	614	80.00
9.501 - 10.000	2	495,705.31	0.18	9.654	602	80.00

Total:	1,410	279,305,820.67	100.00	6.841	644	79.49

Min: 5.150
Max: 9.655
Weighted Average (>0): 6.841

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2.000	1,143	226,756,108.79	81.19	6.865	643	79.47
3.000	71	15,266,916.24	5.47	6.897	661	79.36
5.000	196	37,282,795.64	13.35	6.677	645	79.65

Total:	1,410	279,305,820.67	100.00	6.841	644	79.49

Min: 2.000
Max: 5.000
Weighted Average (>0): 2.455

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	1,410	279,305,820.67	100.00	6.841	644	79.49

Total:	1,410	279,305,820.67	100.00	6.841	644	79.49

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

Months to Next Adjustment ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
21	133	31,843,282.21	11.40	6.713	645	79.38
22	783	149,982,494.02	53.70	6.834	642	79.46
23	272	55,085,283.28	19.72	7.050	648	79.57
33	8	1,348,638.23	0.48	6.922	623	80.00
34	13	2,894,933.73	1.04	6.703	640	79.07
35	5	868,393.56	0.31	6.938	641	77.91
57	19	3,893,366.01	1.39	6.329	670	80.00
58	122	24,294,644.98	8.70	6.672	639	79.58
59	55	9,094,784.65	3.26	6.839	650	79.71

Total:	1,410	279,305,820.67	100.00	6.841	644	79.49

Min: 21
Max: 59
Weighted Average: 27

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.